UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐¨

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MASTERCARD INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MasterCard Incorporated	2012 Proxy Statement

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 5, 2012. Meeting Information MASTERCARD INCORPORATED Meeting Type: Annual Meeting For holders as of: April 10, 2012 Date: June 5, 2012 Time: 8:30 A.M. Local Time Location: MasterCard Incorporated 2000 Purchase Street Purchase, New York 10577 You are receiving this communication because you hold shares in the above named company. MASTERCARD INCORPORATED 2000 PURCHASE STREET This is not a ballot. You cannot use this notice to vote these PURCHASE, NY 10577-2509 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important P24928 information contained in the proxy materials before voting. - See the reverse side of this notice to obtain M46038 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to to VIEWor or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report/Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P24928 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. - Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. M46039 Vote by Phone: Go to www.proxyvote.com for instructions on how to vote by phone. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors to serve on the Board of Directors The Board of Directors recommends you vote FOR Nominees proposals 2, 3, 4 and 5. a. Ajay Banga 2. Advisory Approval of the Company’s Executive Compensation b. David R. Carlucci 3. Approval of the Company’s Amended and Restated 2006 Non-Employee Director Equity Compensation Plan c. Steven J. Freiberg 4. Approval of the Company’s Amended and Restated 2006 Long Term Incentive Plan d. Richard Haythornthwaite 5. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the e. Marc Olivié Company for 2012 NOTE: Such other business as may properly come before the f. Rima Qureshi meeting or any adjournment thereof. g. Mark Schwartz h. Jackson P. Tai

M46041-P24928